UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2004

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, OK		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, The Williams Companies, Inc. ("Williams") Board of Directors approved guidelines which permit its officers and other insiders to enter into 10b5-1 trading plans or arrangements for systematic trading of Williams’ securities. Williams has been advised that on September 10, 2004, Michael P. Johnson, Senior Vice President and Chief Administrative Officer, entered into a trading plan that provides for sales of Williams’ common stock subject to certain sales price limits. Williams anticipates that, as permitted by Rule 10b5-1 and the foregoing guidelines, other officers and insiders may establish similar trading plans in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc. (Registrant)

September 20, 2004	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary